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                                IMAX CORPORATION
                                  Exhibit 32.3


                                 CERTIFICATIONS
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                              UNITED STATES CODE)



     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), I, Francis
T. Joyce, Chief Financial Officer of IMAX Corporation, a Canadian corporation (the "Company"), hereby certify, to my knowledge, that:



     The Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2003 (the "Form 10-Q/A") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: February 27, 2004                By:      "Francis T. Joyce"
                                           -------------------------------------
                                        Name:    Francis T. Joyce
                                        Title    Chief Financial Officer

     A signed original of this written statement required by Section 906 has been provided to IMAX Corporation and will be retained by IMAX Corporation and furnished to the Securities and Exchange Commission or its staff upon request.